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                                                                   EXHIBIT 10.59
                                                           CONFORMED AS EXECUTED

                            INTERCREDITOR AGREEMENT
                            -----------------------

          INTERCREDITOR AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of December 22, 2003, among Morgan Stanley & Co., Incorporated, as Collateral Agent (as defined in below) for the benefit of the First Lien Creditors (as defined below), Morgan Stanley Senior Funding, Inc., as Administrative Agent (as defined in below) for the benefit of the Bank Lender Creditors (as defined below), Citibank, N.A., as the Overdraft Creditor (as defined below), and The Bank of New York, as trustee (together with any successor trustee, the "Additional Senior Secured Notes Trustee") for its benefit and the benefit of the holders from time to time of the Additional Senior Secured Notes (as defined below), and acknowledged and agreed to by the US Credit Parties (as defined in, or incorporated by reference into, the US Security Agreement referred to below) from time to time party hereto. Capitalized terms used herein shall have the meaning specified in Section 9 hereof or, if not defined therein, as specified in (or incorporated by reference into) the US Security Agreement (as defined in the Bank Credit Agreement referred to below).

                                   WITNESSETH:
                                   ----------

          WHEREAS, Resolution Performance Products Inc. ("Holdings"), Resolution Performance Products LLC ("RPP USA"), RPP Capital Corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers" and each, a "US Borrower"), Resolution Europe B.V. (formerly known as Resolution Nederland B.V.) (the "Dutch Borrower" and, together with the US Borrowers, the "Borrowers" and each, a "Borrower"), the lenders from time to time party thereto (the "Lenders"), Salomon Smith Barney Inc., as Syndication Agent, JPMorgan Chase Bank (formerly known as Morgan Guaranty Trust Company of New York), as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Lead Arranger, sole Book Manager and Administrative Agent (in such capacity, together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of November 14, 2000 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed thereunder) all or any portion of the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders, holders or group of lenders or holders, the "Bank Credit Agreement"), providing for the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the US Borrowers as contemplated therein (the Lenders, the Administrative Agent, each Letter of Credit Issuer and the Collateral Agent are herein called the "Bank Lender Creditors");

          WHEREAS, each Borrower or another Assignor has entered into, or may at any time and from time to time after the date hereof enter into or guaranty the obligations of one or more other Assignors or Subsidiaries thereof under, one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Bank Lender Creditors or any affiliate thereof (each such Bank Lender Creditor or affiliate, even if the respective Bank Lender Creditor subsequently ceases to be a Lender under the Bank Credit Agreement for any reason, together with such Bank Lender Creditor's or affiliate's successors and assigns, if any, collectively, the "Other Creditors");

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          WHEREAS, RPP USA, one or more Wholly-Owned Subsidiaries of RPP USA and
Citibank, N.A. (or any successor by merger thereto) and/or one or more of its banking affiliates or another bank reasonably satisfactory to the Administrative Agent (collectively, the "Overdraft Creditors" and, together with the Bank
Lender Creditors and the Other Creditors, the "Senior First Lien Creditors") have entered into, or in the future may enter into, a credit arrangement (as amended, modified, supplemented, replaced or refinanced from time to time, the "Overdraft Agreement"), providing for (i) the extension of a line of credit or an overdraft facility (the "Overdraft Line") to RPP USA and such Wholly-Owned Subsidiaries in the aggregate principal amount not to exceed $20,000,000 at any time outstanding and (ii) the guaranty by the respective Assignors of the obligations of one another thereunder (although no Foreign Subsidiary of RPP USA shall guaranty the obligations of RPP USA or a Domestic Subsidiary thereunder) (each, an "Overdraft Guaranty" and, collectively, the "Overdraft Guarantees");

          WHEREAS, the US Borrowers and the Additional Senior Secured Notes Trustee have entered into an Indenture, dated as of December 22, 2003 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers, issuers or guarantors thereunder or any increase in the amount borrowed thereunder) all or any portion of the indebtedness under such Indenture or any successor agreement whether or not with the same trustee, representative, agent, lenders, holders or group of lenders or holders, the "Note Credit Agreement" and, together with the Bank Credit Agreement, collectively, the "Credit Agreement"), providing for (i) the issuance by the US Borrowers of their 8% Senior Secured Notes due December 15, 2009 (the "Additional Senior Secured Notes") to the holders thereof from time to time (such holders, the "Additional Senior Secured Noteholders" and, together with the Additional Senior Secured Notes Trustee, the "Junior First Lien Creditors"; and the Junior First Lien Creditors, together with the Senior First Lien Creditors, the "First Lien Creditors") and (ii) the guaranty by any future US Credit Party that is a Subsidiary Guarantor of the US Borrowers' obligations under the Note Credit Agreement and the Additional Senior Secured Notes (each such guaranty, together with the Note Credit Agreement and the Additional Senior Secured Notes, are herein called the "Note Credit Documents");

          WHEREAS, pursuant to each Guaranty entered into pursuant to the Bank Credit Agreement, each US Credit Party that is a party thereto has guaranteed to the Bank Lender Creditors and the Other Creditors the payment and performance when due of all Guaranteed Obligations, all US Guaranteed Obligations or all Dutch Guaranteed Obligations, as the case may be, as described in each such Guaranty;

          WHEREAS, pursuant to the US Security Agreement and the US Pledge Agreements, each US Credit Party thereto has granted to the Collateral Agent a security interest in the Collateral for the benefit of the First Lien Creditors and the Second Lien Creditors (although the Note Lender Creditors do not have a security interest in the Additional Senior Secured Notes Excluded Collateral and the Second Lien Creditors do not have a security interest in the Second Lien Excluded Collateral);

          WHEREAS, pursuant to the Fifth Amendment to the Bank Credit Agreement, dated as of December 15, 2003, the Required Secured Creditors (determined before giving effect

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to the amendment to the US Security Agreement dated as of December 22, 2003)
have authorized the Administrative Agent and the Collateral Agent to enter into this Agreement;

          WHEREAS, pursuant to the Note Credit Agreement, the Additional Senior Secured Notes Trustee has agreed to enter into (and to be bound by), and the Additional Senior Secured Noteholders have authorized the Additional Senior Secured Notes Trustee to enter into (on their behalf) (and to be bound by), this Agreement, in each case on the terms and conditions provided for herein; and

          WHEREAS, the First Lien Creditors wish to enter into this Agreement to, inter alia, set forth the rights, benefits and privileges, as among the First Lien Creditors, in respect of the Collateral, this Agreement, the US Security Agreement and the US Pledge Agreements;

          NOW, THEREFORE, it is agreed:

          1. Appointment; etc. (a) The Junior First Lien Creditors, by their acceptance of the benefits of the US Security Agreement and each US Pledge Agreement hereby (x) irrevocably designate Morgan Stanley & Co., Incorporated as Collateral Agent (and any successor Collateral Agent) to act as specified herein and in the applicable US Security Documents, (y) agree to all of the provisions of this Agreement and (z) agree to all of the provisions of the applicable US Security Documents (including, without limitation, to all of the provisions of Annex N to the US Security Agreement). Each Junior First Lien Creditor hereby irrevocably authorizes, and each holder of any Junior First Lien Obligation by the acceptance of such Junior First Lien Obligation and by the acceptance of the benefits of the applicable US Security Documents shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf under the provisions of this Agreement and the applicable US Security Documents and any instruments and agreements referred to herein and therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof or thereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder or thereunder by or through its affiliates, agents, sub-agents or employees.

          (b) Each Senior First Lien Creditor (by their acceptance of the benefits of the applicable Security Documents) also agrees to the provisions of this Agreement.

          2. Priorities with Respect to the Collateral. The Junior First Lien Creditors hereby acknowledge and agree that all Obligations shall be secured pursuant to the Security Documents in accordance with the terms thereof, provided that, notwithstanding anything to the contrary contained in any Secured Debt Agreement (including any Security Document)), as between the Senior First Lien Creditors and the Junior First Lien Creditors, the following priorities and other rights, benefits and privileges with respect to the Collateral and the applicable Security Documents shall apply:

          (i) the security interests granted pursuant to the applicable Security Documents (x) for the benefit of the Senior First Lien Creditors shall be senior in priority in all respects to the security interests granted pursuant thereto for the benefit of the Junior First Lien Creditors and (y) for the benefit of the Junior First Lien Creditors shall be junior,

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     subordinate and subject in all respects to the security interests granted under the applicable Security Documents for the benefit of the Senior First Lien Creditors;

          (ii) the Junior First Lien Creditors agree that (x) all of their rights, benefits and privileges afforded to them hereunder and under the applicable Security Documents are expressly subject to the terms and conditions of this Agreement and (y) they shall not be entitled to receive any of the proceeds or other distributions in respect of (or from) any Collateral until all Senior First Lien Obligations have been paid in full in cash in accordance with the terms thereof (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any US Credit Party at the rate provided for in the respective documentation for the Senior First Lien Obligations, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law);

          (iii) until all Senior First Lien Obligations have been paid in full in cash in accordance with the terms thereof, all Letters of Credit under the Bank Credit Agreement have been terminated, the Total Commitment under the Bank Credit Agreement has been terminated, all Interest Rate Protection Agreements and Other Hedging Agreements entered into with Other Creditors have been terminated and each Overdraft Agreement has been terminated, each Junior First Lien Creditor hereby agrees (A) to the extent that any amendment, modification, change, waiver, consent, release or variance to any of the Security Documents, or any action (or inaction) to be taken (or not taken) by the Collateral Agent under (or pursuant to, including pursuant to any of the remedial provisions of) any of the Security Documents, in either case would require the vote or consent of any of the Junior First Lien Creditors, whether acting as part of the Required Secured Creditors, as part of the Required Lender Creditors, as part of the class of Lender Creditors or otherwise, each such Junior First Lien Creditor hereby agrees that any such amendment, modification, change, waiver, consent, release, variance, action or inaction may be taken (or not taken, as the case may be) at the direction of the Required First Lien Creditors, provided that, except as permitted by Section 14(b) hereof, in the case of any amendment, modification, change, waiver, consent, release or variance to any Security Document materially adversely affecting the rights and benefits of the Junior First Lien Creditors (and not all First Lien Creditors in a like or similar manner), such amendment, modification, change, waiver, release or variance shall be made at the direction of the Required First Lien Creditors and the Additional Senior Secured Notes Trustee (acting at the direction of the Additional Senior Secured Noteholders holding at least a majority of the then outstanding principal amount of all Additional Senior Secured Notes), and (B) to effectuate the foregoing, except in cases described in the proviso to preceding clause
     (A), each Junior First Lien Creditor hereby (x) authorizes and instructs the Additional Senior Secured Notes Trustee to (and the Additional Senior Secured Notes Trustee agrees to) vote (on behalf of the Junior First Lien Creditors) in a manner consistent with, and to sign any such amendment, modification, change, waiver, consent, release or variance, or any direction for any such action or inaction, in either case which has otherwise been approved by, the Required First Lien Creditors and (y) constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably (which power is coupled with an interest), to sign on behalf of the Additional Senior Secured Notes Trustee any such

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     amendment, modification, change, waiver, consent, release or variance, or any such action or inaction, to the extent that the Additional Senior Secured Notes Trustee refuses to sign same as provided above; and

          (iv) the Junior First Lien Creditors do not have a security interest in, and the grant of security interests pursuant to the applicable US Security Documents for the benefit of the Junior First Lien Creditors shall not extend to, any Additional Senior Secured Notes Excluded Collateral, and with respect to the Junior First Lien Creditors, the term "Collateral" shall not include the Additional Senior Secured Notes Collateral.

          3. Application of Proceeds. (a) Except to the extent otherwise provided in Section 9.4(e) of the US Security Agreement, all moneys collected or otherwise received by the Collateral Agent pursuant to the applicable US Security Documents for application to the First Lien Obligations (including, for the avoidance of doubt, upon any (i) distribution of any Collateral in the event of any bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of any US Credit Party or the application of any Collateral to the payment thereof, (ii) distribution of the Collateral upon the liquidation or dissolution of any US Credit Party, or the winding up of the assets or business of any US Credit Party, (iii) realization by the Collateral Agent or any of the other Secured Creditors with respect to the Liens pursuant to any Secured Debt Agreement, whether pursuant to a Remedial Action or otherwise or (iv) Disposition of any Collateral (to the extent that any part of the proceeds of such Disposition are required to be applied to any of the Obligations or held by the Collateral Agent in accordance with the provisions of any of the Security Documents)), shall, as between the Senior First Lien Creditors and the Junior First Lien Creditors, be distributed or paid to (or retained by) the Collateral Agent for application in the following manner:

          (i) first, an amount equal to the outstanding Senior First Lien Primary Obligations shall be paid to the Senior First Lien Creditors as provided in Section 3(e) hereof, with each Senior First Lien Creditor receiving an amount equal to its outstanding Senior First Lien Primary Obligations or, if the proceeds are insufficient to pay in full all such Senior First Lien Primary Obligations, its Senior First Lien Creditor Pro Rata Share of the amount remaining to be distributed;

          (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Senior First Lien Secondary Obligations shall be paid to the Senior First Lien Creditors as provided in Section 3(e) hereof, with each Senior First Lien Creditor receiving an amount equal to its outstanding Senior First Lien Secondary Obligations or, if the proceeds are insufficient to pay in full all such Senior First Lien Secondary Obligations, its Senior First Lien Creditor Pro Rata Share of the amount remaining to be distributed;

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), to the payment of all amounts owing the Additional Senior Secured Notes Trustee in its capacity as such pursuant to the Note Credit Agreement; and

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          (iv)  fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Junior First Lien Obligations shall be paid to the Junior First Lien Creditors as provided in Section 3(e) hereof, with each Junior First Lien Creditor receiving an amount equal to its outstanding Junior First Lien Obligations or, if the proceeds are insufficient to pay in full all such Junior First Lien Obligations, its Junior First Lien Creditor Pro Rata Share of the amount remaining to be distributed.

          (b) (i) For purposes of this Agreement, "Senior First Lien Creditor Pro Rata Share" shall mean, when calculating a Senior First Lien Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Senior First Lien Creditor's Senior First Lien Primary Obligations or Senior First Lien Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Senior First Lien Primary Obligations or Senior First Lien Secondary Obligations, as the case may be.

          (ii) For the purposes of this Agreement, "Junior First Lien Creditor Pro Rata Share" shall mean, when calculating a Junior First Lien Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Junior First Lien Creditor's Junior First Lien Obligations and the denominator of which is the then outstanding amount of all Junior First Lien Obligations.

          (c) When payments to the Senior First Lien Creditors are based upon their respective Senior First Lien Creditor Pro Rata Shares, the amounts received by such Senior First Lien Creditors hereunder shall be applied (for purposes of making determinations under this Section 3 only) (i) first, to their Senior First Lien Primary Obligations and (ii) second, to their Senior First Lien Secondary Obligations. If any payment to any Senior First Lien Creditor of its Senior First Lien Creditor Pro Rata Share of any distribution would result in overpayment to such Senior First Lien Creditor, such excess amount shall instead be distributed in respect of the unpaid Senior First Lien Primary Obligations or Senior First Lien Secondary Obligations, as the case may be, of the other Senior First Lien Creditors, with each Senior First Lien Creditor whose Senior First Lien Primary Obligations or Senior First Lien Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Senior First Lien Primary Obligations or Senior First Lien Secondary Obligations, as the case may be, of such Senior First Lien Creditor and the denominator of which is the unpaid Senior First Lien Primary Obligations or Senior First Lien Secondary Obligations, as the case may be, of all Senior First Lien Creditors entitled to such distribution.

          (d) Each of the First Lien Creditors, by their acceptance of the benefits hereof and of the applicable US Security Documents, agrees and acknowledges that if the Bank Lender Creditors receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Bank Credit Agreement (which shall only occur after all outstanding Revolving Loans under the Bank Credit Agreement and all Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Bank Credit Agreement and held by it, for the equal and ratable benefit of the Bank Lender Creditors, as cash security for the repayment of the Bank Credit

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Document Obligations owing to the Bank Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Bank Credit Agreement, and after the application of all such cash security to the repayment of all the Bank Credit Document Obligations owing to the Bank Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with
Section 3(a) hereof.

          (e) All payments required to be made hereunder shall be made (w) if to the Bank Lender Creditors, to the Administrative Agent for the account of the Bank Lender Creditors, (x) if to the Other Creditors, to the Representative for the Other Creditors, or, in the absence of such a Representative, directly to the Other Creditors, (y) if to the Overdraft Creditors, directly to the Overdraft Creditors, and (z) if to the Junior First Lien Creditors, to the Additional Senior Secured Notes Trustee.

          (f) For purposes of applying payments received in accordance with this Section 3, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Bank Credit Agreement, (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors, (iii) the Overdraft Creditors and (iv) the Additional Senior Secured Notes Trustee, in each case, for a determination (which the Administrative Agent, each Representative for the Other Creditors, the Overdraft Creditors, the Additional Senior Secured Notes Trustee and the First Lien Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations (and type of Obligations) owed to the Bank Lender Creditors, the Other Creditors, the Overdraft Creditors or the Junior First Lien Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Lender Creditor, an Other Creditor or an Overdraft Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Senior First Lien Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

          4. Relative Acknowledgment/Priorities of Security Interests and Liens. (a) Each of the First Lien Creditors acknowledges and agrees (x) to the relative priorities as to the Collateral (and the application of the proceeds therefrom) as provided in this Agreement and acknowledges and agrees that such priorities (and the application of the proceeds from the Collateral) shall not be affected or impaired in any manner whatsoever including, without limitation, on account of (i) the invalidity, irregularity, diminution in value or unenforceability of all or any part of any Secured Debt Agreement or any of the Obligations thereunder, (ii) the actual date and time of execution, delivery, recording, filing or perfection of any security interests in the Collateral,
(iii) any nonperfection of any Lien purportedly securing any of the Obligations,
(iv) any amendment, change or modification of any Secured Debt Agreement or (v) any impairment, modification, change, exchange, release or subordination of or limitation on, any liability of, or stay of actions or lien enforcement proceedings against, any US Credit Party, its property, or its estate in bankruptcy resulting from any bankruptcy, arrangement, readjustment, composition, liquidation, rehabilitation, similar proceeding or otherwise involving

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

or affecting any US Credit Party, and (y) that the provisions of the US Security Agreement do not require the US Credit Parties to take certain actions to perfect a security interest in certain Collateral that may not be perfected by filing a UCC financing statement.

          (b) Each of the First Lien Creditors hereby agrees not to challenge or question in any proceeding the validity or enforceability of this Agreement or any Security Document (or any Obligations secured thereunder) (in each case as a whole or in part or any term or provision contained therein) or the validity of any Lien, mortgage or financing statement in favor of the Collateral Agent for the benefit of the respective First Lien Creditors as provided in the respective Security Document, or the relative priority of any such Lien.

          (c) If any First Lien Creditor shall acquire by indemnification, subrogation, contract or otherwise (including pursuant to the Security Documents), any lien, estate, right or other interest in, or possession or control of, any of the assets of any US Credit Party that would otherwise constitute Collateral to secure (or providing security for) the respective Obligations owed to such First Lien Creditor, that lien, estate, right or other interest shall, and any such possession or control shall, be held for the benefit of the Secured Creditors under the applicable Security Documents and shall be subject to the relative priorities set forth in such Security Documents and in this Agreement.

          5. Sharing Arrangements. (a) The First Lien Creditors hereby agree that the provisions of this Agreement with respect to allocations and distributions of proceeds of the Collateral shall prevail notwithstanding any event or circumstance, including, without limitation, in the event that, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, any of the Senior First Lien Creditors' security interest in the Collateral is avoided in whole or in part for any reason or is enforced with respect to some, but not all, of the Senior First Lien Obligations then outstanding.

          (b) The First Lien Creditors agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of any such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

          (c) In the event that any payment or distribution shall be received by any First Lien Creditor in a manner that is inconsistent with the provisions of Section 3 hereof, such payment or distribution shall be held by the respective First Lien Creditor for the benefit of, and shall be paid over or delivered to, the respective First Lien Creditors entitled thereto for application to such entitled First Lien Creditors' Obligations (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any US Credit Party at the rate provided for in the respective documentation for such Obligations, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law) in accordance with Section 3 hereof.

          6. Provisions in the Event of Insolvency Proceedings. Without limiting the other provisions of this Agreement, upon the commencement of a case under the Bankruptcy Code by or against any US Credit Party:

          (a) This Agreement and the Security Documents shall remain in full force and effect and enforceable pursuant to their respective terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to such US Credit Party shall be deemed to apply to such entity as debtor-in-possession and to any trustee in bankruptcy for the estate of such entity.

          (b) In any such case under the Bankruptcy Code, each Junior First Lien Creditor agrees not to take any action or vote in any way so as to contest (1) the validity or enforceability of this Agreement or any of the Security Documents or any of the Obligations thereunder, (2) the validity, priority or enforceability of the Liens, mortgages, assignments and security interests granted and/or established pursuant to this Agreement or the Security Documents with respect to the Senior First Lien Obligations, or (3) the relative rights, benefits, privileges and duties of the holders of the Senior First Lien Obligations and the Junior First Lien Obligations granted and/or established in this Agreement or any Security Document with respect to such Liens, mortgages, assignments and security interests.

          (c) So long as any Senior First Lien Obligations are outstanding, without the express written consent of the Required First Lien Creditors, none of the Junior First Lien Creditors (or their representative) shall (i) with respect to any rights under any Secured Debt Agreement, seek in respect of any part of the Collateral or proceeds thereof or any Lien which may exist thereon, any relief from or modification of the automatic stay as provided in Section 362 of the Bankruptcy Code or seek or accept any form of adequate protection under either or both Sections 362 and 363 of the Bankruptcy Code with respect thereto to the extent that their receipt of any such adequate protection would reduce (or would have the effect of reducing) or adversely affect the adequate protection that the Senior First Lien Creditors otherwise would be entitled to receive (it being understood that, in any event, any such adequate protection shall only be afforded to the Junior First Lien Creditors if the Senior First Lien Creditors are satisfied with the adequate protection afforded to the Senior First Lien Creditors), (ii) oppose or object to any Senior First Lien Creditor obtaining a Lien or grant of administrative claim in connection with a grant of adequate protection, use of cash collateral or post-petition financing under Section 362, 363 or 364 of the Bankruptcy Code on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection, (iii) oppose or object to the use of cash collateral by a US Credit Party on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection, (iv) oppose or object to any post-petition financing (including any debtor-in-possession financing) provided by any of the Senior First Lien Creditors or provided by a third party pursuant to Section 364 of the Bankruptcy Code on terms acceptable to the Required First Lien Creditors on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection,
     (v) oppose or object to or withhold consent from the disposition of assets by any US Credit Party under Section 363(b) or (f) of the

     Bankruptcy Code, provided that the interest, if any, which the Junior First Lien Creditors have in the assets shall attach to the proceeds of such disposition, on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection, (vi) oppose, object to, or vote against any plan of reorganization or disclosure statement the terms of which are consistent with the rights of the Senior First Lien Creditors under this Agreement and the Security Documents under which the Liens, mortgages, assignments and security interests and the priority thereof are granted and established on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection,
     (vii) make an election pursuant to Section 1111(b) of the Bankruptcy Code,
     (viii) oppose or object to the determination of the extent of any Liens held by any of the Senior First Lien Creditors or the value of any claims of Senior First Lien Creditors under Section 506(a) of the Bankruptcy Code, or (ix) oppose or object to the payment of interest and expenses as provided under Sections 506(b) and (c) of the Bankruptcy Code.

          (d) The Senior First Lien Obligations owed to each Senior First Lien Creditor under the Security Documents shall continue to be effective, or to be reinstated, as the case may be, as to any payment in respect of any Senior First Lien Obligation that is rescinded or must otherwise be returned by the holder of such Senior First Lien Obligation upon the occurrence or as a result of applicable provisions of the Bankruptcy Code, all as though such payment had not been made.

          7. Waivers. (a) Each Junior First Lien Creditor agrees that neither the Collateral Agent nor the Senior First Lien Creditors (in directing the Collateral Agent to take any action with respect to the Collateral) shall have any duty or obligation to realize first upon any type of Collateral (including Additional Senior Secured Notes Excluded Collateral) or to sell, dispose of or otherwise liquidate all or any portion of the Collateral in any manner that would maximize the return to any Class (or portion of a Class) of First Lien Creditors holding Obligations of any type (whether Bank Credit Document Obligations, Other Obligations, Overdraft Obligations or Junior First Lien Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such Class (or portion of a Class) of First Lien Creditors from such realization, sale, disposition or liquidation.

          (b) Each of the Junior First Lien Creditors waives any claim which each such Junior First Lien Creditor may now or hereafter have against the Senior First Lien Creditors (or their representatives) arising out of (i) any and all actions which the Collateral Agent or the other Senior First Lien Creditors take or omit to take (including, without limitation, actions with respect to the creation, perfection or continuation of Liens on the Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the security for the Obligations and actions with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other party) with respect to the respective Secured Debt Agreements or any other agreement related thereto or to the collection of the Obligations or the valuation, use, protection or release of the security for the Obligations, (ii) the Collateral Agent's or the other Senior First Lien Creditors' election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code and/or (iii) any borrowing of, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code to, any US Credit Party as debtor-in-possession.

          8. Nature of Obligations; Post-Petition Interest. Each Junior First Lien Creditor hereby acknowledges and agrees that (i) the Junior First Lien Creditors' claims against the US Credit Parties in respect of the Collateral constitute junior and subordinated claims separate and apart (and of a different class) from the claims of the Senior First Lien Creditors against the US Credit Parties in respect of the Collateral and (ii) the Senior First Lien Obligations include all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any US Credit Party at the rate provided for in the respective Secured Debt Agreements governing the same, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law. To further effectuate the intent of the parties as provided in the immediately preceding sentence, the Senior First Lien Creditors shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant contract rate (even though such claims may or may not be allowed in whole or in part in the respective bankruptcy, insolvency, reorganization or similar proceeding or under applicable law) before any distribution is made in respect of the claims held by the Junior First Lien Creditors, with each Junior First Lien Creditor hereby acknowledging and agreeing to turn over to the Senior First Lien Creditors all amounts otherwise received or receivable by it to the extent needed to effectuate the intent of this sentence even if such turn-over of amounts has the effect of reducing the amount of the claim of the Junior First Lien Creditors.

          9. Definitions. The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Additional Senior Secured Noteholders" shall have the meaning provided in the recitals to this Agreement.

          "Additional Senior Secured Notes" shall have the meaning provided in the recitals to this Agreement.

          "Additional Senior Secured Notes Trustee" shall have the meaning provided in the preamble to this Agreement.

          "Administrative Agent" shall have the meaning provided in the recitals to this Agreement.

          "Agreement" shall have the meaning provided in the preamble to this Agreement.

          "Bank Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

          "Bank Credit Document Obligations" shall have the meaning provided in clause (i) of the definition of "Obligations" appearing in this Section 9.

          "Bank Lender Creditors" shall have the meaning provided in the recitals to this Agreement.

          "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto.

          "Borrowers" shall have the meaning provided in the recitals to this Agreement.

          "Class" shall have the meaning provided in Section 14(a) of this Agreement.

          "Collateral" shall mean all "Collateral" (or similar defined term) under, and as defined in, the US Security Agreement and each US Pledge Agreement but, in any event, for the purposes of this Agreement, the term "Collateral" shall specifically exclude Additional Senior Secured Notes Excluded Collateral.

          "Collateral Agent" shall mean Morgan Stanley & Co., Incorporated (and any successor Collateral Agent) acting as Collateral Agent pursuant to this Agreement and any Security Document.

          "Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

          "Disposition" means the sale, assignment, transfer, lease, conveyance or other disposition by any US Credit Party of any Collateral, including, without limitation, an involuntary disposition as a result of a casualty or condemnation.

          "Dutch Borrower" shall have the meaning provided in the recitals to this Agreement.

          "First Lien Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Holdings" shall have the meaning provided in the recitals to this Agreement.

          "Junior First Lien Creditor Pro Rata Share" shall have the meaning provided in Section 3(b)(ii) of this Agreement.

          "Junior First Lien Creditors" shall have the meaning provided in the recitals to this Agreement.

          "Junior First Lien Obligations" shall have the meaning provided in clause (iv) of the definition of "Obligations" appearing in this Section 9.

          "Lenders" shall have the meaning provided in the recitals to this Agreement.

          "Obligations" shall mean and include all of the following:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, indebtedness and liabilities (including, with-out limitation, indemnities, fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any US Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law)) owing by each US Credit Party to the Bank Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Bank Credit Agreement and the other Bank Credit Documents (including all such obligations, liabilities and indebtedness of any US Credit Party under any guaranty constituting a Bank Credit Document) and the due performance and compliance by each US Credit Party with all of the terms, conditions and agreements contained in the Bank Credit Agreement and in such other Bank Credit Documents (all such obligations, indebtedness and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Bank Credit Document Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, indebtedness and liabilities (including, without limitation, indemnities, fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any US Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law)) owing by each US Credit Party to the Other Creditors under, or with respect to (including all such obligations, indebtedness and liabilities of any US Credit Party under any guaranty of), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by each US Credit Party with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");

          (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law)) owing by each US Credit Party to the Overdraft Creditors under, or with respect to, the Overdraft Agreement (including all such obligations, liabilities and indebtedness under the Overdraft Line and under each Overdraft Guaranty to which any US Credit Party is a party) (all such obligations, liabilities and indebtedness under this clause (iii) being herein collectively called the "Overdraft Obligations"); and

          (iv) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any US Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law)) of each US Credit Party owing to the Junior First Lien Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Additional Senior Secured Notes and the other Note Credit Documents (including all such obligations, indebtedness and liabilities of any US Credit Party under any guaranty constituting a Note Credit Document) and the due performance and compliance by each US Credit Party with all of the terms, conditions and agreements contained in the Additional Senior Secured Notes and in such other Note Credit Documents (all such obligations, liabilities and indebtedness under this clause (iv) being herein collectively called the "Junior First Lien Obligations");

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          "Other Creditors" shall have the meaning provided in the recitals to this Agreement.

          "Other Obligations" shall have the meaning provided in clause (ii) of the definition of "Obligations" appearing in this Section 9.

          "Overdraft Agreement" shall have the meaning provided in the recitals to this Agreement.

          "Overdraft Creditors" shall have the meaning provided in the recitals to this Agreement.

          "Overdraft Guaranty" shall have the meaning provided in the recitals to this Agreement.

          "Overdraft Line" shall have the meaning provided in the recitals to this Agreement.

          "Overdraft Obligations" shall have the meaning provided in clause
(iii) of the definition of "Obligations" appearing in this Section 9.

          "Remedial Actions" shall mean any claim, proceeding or action to foreclose upon, take possession or control of, sell, lease or otherwise dispose of, or in any other manner realize, take steps to realize or seek to realize upon, the whole or any part of any Collateral, whether pursuant to the UCC, by foreclosure, by setoff, by self-help repossession, by notification to account debtors, by deed in lieu of foreclosure, by exercise of power of sale, by judicial action or otherwise, or the exercise of any other remedies with respect to any Collateral available under any of the Security Documents, or under applicable law.

          "Required Bank Lender Creditors" shall mean the "Required Lenders" under, and as defined in, the Bank Credit Agreement.

          "Required First Lien Creditors" shall mean (i) at any time when any Bank Credit Document Obligations are outstanding or any Commitments or Letters of Credit under the Bank Credit Agreement exist, the Required Bank Lender Creditors (or, to the extent provided in Section 15.12 of the Bank Credit Agreement, each of the Lenders), (ii) at any time after all of the Bank Credit Document Obligations have been paid in full in cash in accordance with the terms thereof and all Commitments and Letters of Credit under the Bank Credit Agreement have been terminated, the holders of a majority of the Other Obligations, and (iii) at any time after all Bank Credit Document Obligations and Other Obligations have been paid in full in cash in accordance with the terms thereof, all Interest Rate Protection Agreements and Other Hedging Agreements entered into with an Other Creditor have been terminated and all Commitments and Letters of Credit under the Bank Credit Agreement have been terminated, the holders of a majority of the outstanding Overdraft Obligations.

          "Requisite Creditors" shall have the meaning provided in Section 14(a) of this Agreement.

          "RPP USA" shall have the meaning provided in the recitals of this Agreement.

          "Senior First Lien Creditor Pro Rata Share" shall have the meaning provided in Section 3(b)(i) of this Agreement.

          "Senior First Lien Creditors" shall have the meaning provided in the recitals to this Agreement.

          "Senior First Lien Obligations" shall mean all Bank Credit Document Obligations, all Other Obligations and all Overdraft Obligations.

          "Senior First Lien Primary Obligations" shall mean (i) in the case of the Bank Credit Document Obligations, all principal of, premium (if any), and interest on, all Loans under the Bank Credit Agreement, all Unpaid Drawings that may occur with respect to outstanding Letters of Credit under the Bank Credit Agreement and all fees owing pursuant to the Credit Agreement, (ii) in the case of Other Obligations, all amounts due under any Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities), and (iii) in the case of the Overdraft Obligations, all principal of, premium (if any), interest on, and regularly accruing fees with respect to, the Overdraft Agreement.

          "Senior First Lien Secondary Obligations" shall mean all Senior First Lien Obligations other than Senior First Lien Primary Obligations.

          "US Borrowers" shall have the meaning provided in the recitals to this Agreement.

          "US Finance Corp." shall have the meaning provided in the recitals to this Agreement.

          10. Each party hereto hereby represents and warrants that (i) such party has the power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and (ii) such party has duly executed and delivered this Agreement, and that this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          11. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed in the manner provided in the US Security Agreement.

          12. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS. EACH PARTY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THE US SECURITY AGREEMENT UNTIL ANOTHER ADDRESS IS PROVIDED IN ACCORDANCE WITH THE US SECURITY AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED

HEREUNDER THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE IF IN CONFORMITY WITH THE FOREGOING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY IN ANY OTHER JURISDICTION.

          (b) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          13. Miscellaneous. This Agreement shall be binding upon the US Credit Parties and the First Lien Creditors and shall inure to the benefit of and be enforceable by the successors and assigns of such Persons. Each of the agreements and acknowledgments made by each First Lien Creditor is made on behalf of itself and its successors and assigns and is deemed effective by virtue of such First Lien Creditors acceptance of the benefits of the applicable US Security Documents. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          14. Amendment; Waiver. (a) None of the terms and conditions of this Agreement or any of the defined terms contained in the US Security Agreement that are incorporated herein pursuant to the terms of this Agreement (but only insofar as such terms are used in this Agreement) may be amended, changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Collateral Agent (with the consent of the Required First Lien Creditors only); provided, (i) that any such amendment, change, waiver, modification or variance (x) affecting the rights and benefits of a single Class of Senior First Lien Creditors (and not all such Senior First Lien Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Senior First Lien Creditors and (y) materially adversely affecting the rights and benefits of the Junior First Lien Creditors (and not all First Lien Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of the Junior First Lien Creditors unless such amendment is of the type described in Section 14(b) hereof, and (ii) that any amendment, change, waiver, modification or variance to the extent relating to any Additional Senior Secured Notes Lien Excluded Collateral may be made without the consent of the Junior First Lien Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of First Lien Creditors, i.e., whether (w) the Bank Lender Creditors as holders of the Bank Credit Document Obligations, (x) the Other Creditors as the holders of the Other Obligations, (y) the Overdraft Creditors as holders of the Overdraft Obligations or (z) the Junior First Lien Creditors as holders of the Junior First Lien Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean (w) with respect to the Bank Credit Document Obligations, the Required Bank Lender Creditors (or all of the Lenders if required by Section 15.12 of the Credit Agreement), (x) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements entered into with Other Creditors, (y) with respect to the Overdraft Obligations, the holders of at least a majority of the outstanding Overdraft Obligations and (z) with respect to the Junior First Lien Obligations, the Additional Senior Secured Notes Trustee (acting at the direction of Additional Senior Secured Noteholders holding at least a majority of the then outstanding aggregate principal amount of Additional Senior Secured Notes).

          (b) Notwithstanding anything to the contrary contained in this Agreement and as permitted by the Note Credit Agreement, the Junior First Lien Creditors hereby agree that the Required First Lien Creditors may at any time and from time to time agree to amend, modify or supplement this Agreement and each of the Security Documents to secure additional extensions of credit and add new creditors as "Secured Creditors" under this Agreement and such Security Documents (either as part of an existing class or as a newly created class), so long as such amendments, modifications or supplements do not expressly violate the provisions of the Bank Credit Agreement or the Note Credit Agreement, and to the extent that any such amendment, modification or supplement to any of the Security Documents would otherwise require the consent of all or any portion of the Junior First Lien Creditors, such Junior First Lien Creditors shall give such consent as provided in Section 2(iii) hereof.

          15. Right to Amend, etc. As between the Junior First Lien Creditors on the one hand and the Senior First Lien Creditors (including, without limitation, the Lenders) on the other hand, it is agreed that the Senior First Lien Creditors may at any time and from time to time, in their sole discretion, and without any obligation to give any notice or receive any consent from the Junior First Lien Creditors, (i) change the manner, place or terms of payment, or change or extend the time of payment of, or renew, alter, refinance, increase or add to the Senior First Lien Obligations, or (ii) obtain, release, or dispose of any Collateral for the Senior First Lien Obligations, and the provisions of this Agreement shall continue in full force and effect with respect to all such Senior First Lien Obligations.

          16. Further Assurances. Each First Lien Creditor agrees to take such further action and shall execute and deliver to the Administrative Agent, the Collateral Agent and the other First Lien Creditors such additional documents and instruments (in recordable form, if requested) as the Collateral Agent or the Required First Lien Creditors may reasonably request to effectuate the terms of and agreements contemplated by this Agreement.

          17. Additional US Credit Parties. It is understood and agreed that any Subsidiary of Holdings that is a US Credit Party and is required to execute a counterpart of the US Security Agreement after the date hereof pursuant to the respective Secured Debt Agreements shall execute a counterpart hereof and deliver the same to the Collateral Agent and shall automatically become a party hereunder.

          18. Termination. This Agreement shall terminate on the first date upon which the (i) Total Commitment under the Bank Credit Agreement has been terminated and all Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditors have been terminated and all Other Obligations have been repaid in full in cash in accordance with the terms thereof, no Note under the Bank Credit Agreement is outstanding and all Loans and other Bank Credit Document Obligations thereunder have been repaid in full in cash in accordance with the terms thereof and all Letters of Credit issued under the Bank Credit Agreement have been terminated, and (ii) the Overdraft Line has been terminated and all outstanding Overdraft Obligations thereunder and under the Overdraft Agreement have been repaid in full in cash in accordance with the terms thereof.

          19. Inconsistent Provisions. If any provision of this Agreement or any provision in any Security Document shall be inconsistent with, or contrary to, any provision of the Note Credit Documents, then to the maximum extent permitted under applicable law the provision in this Agreement and the respective Security Documents shall be controlling, and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement and the Security Documents.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                          MORGAN STANLEY & CO., INCORPORATED,
                                          as Collateral Agent


                                          By: /s/ Eugene F. Martin
                                              ----------------------------------
                                              Title: Managing Director


                                          MORGAN STANLEY SENIOR FUNDING, INC.,
                                          as Administrative Agent on behalf of
                                          the Bank Lender Creditors


                                          By: /s/ Eugene F. Martin
                                              ----------------------------------
                                              Title: Vice President


                                          CITIBANK, N.A., as the Overdraft
                                          Creditor


                                          By: /s/ Frank Lowe
                                              ----------------------------------
                                              Title: Vice President


                                          THE BANK OF NEW YORK, as Additional
                                          Senior Secured Notes Trustee on its
                                          own behalf and for the benefit of the
                                          Junior First Lien Creditors


                                          By:  /s/ Timothy J. Shea
                                              ----------------------------------
                                              Title: Assistant Treasurer

Acknowledged and Agreed to:

RESOLUTION PERFORMANCE PRODUCTS INC.


By:  /s/ Mark S. Antonvich
    ----------------------------------
    Title: Vice President and General
           Counsel

RESOLUTION PERFORMANCE PRODUCTS LLC


By:  /s/ Mark S. Antonvich
    ----------------------------------
    Title: Vice President and General
           Counsel

RPP CAPITAL CORPORATION


By:  /s/ Mark S. Antonvich
    ----------------------------------
    Title: Vice President and General
           Counsel